SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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AuraSource, Inc.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 2, 2012

TO THE STOCKHOLDERS OF AURASOURCE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AuraSource, Inc. (the “Company”) will be held on Monday, August 2, 2012 at 2:00 p.m., local time, at Courtyard Phoenix Chandler/Fashion Center 1100 S Price Rd, Chandler, AZ 85286 for the following purposes:

1.           To elect three directors of the Company, each to serve until the 2013 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal;

2.           The ratification of the Board of Directors’ (“Board”) selection of Goldman Kurland and Mohidin, LLP as the independent registered accounting firm for 2013;

3.           The transaction of such other business as my properly come before the Annual Meeting and any adjournment or postponement.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on July 12, 2012 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

All stockholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to vote your proxy via one of three ways; by mail, fax or internet. It is not necessary to mail your proxy card if you are voting by internet or fax. If you have questions in regards to your proxy, or need assistance in voting, please contact our independent proxy tabulator, Issuer Direct Corp. at 919.481.4005, proxy@iproxydirect.com. Any stockholder attending the meeting may vote in person even if such stockholder returned a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

	By:	/s/ Lawrence Kohler
Secretary
Los Angeles, California
July 12, 2012

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.  IF A QUORUM IS NOT REACHED, THE COMPANY MAY HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON, PROVIDED THAT IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MAY VOTE YOUR SHARES IN PERSON AT THE MEETING ONLY IF YOU OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE RECORD HOLDER. THANK YOU FOR ACTING PROMPTLY.

AURASOURCE, INC.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 2, 2012
____________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited by the Board of Directors of AuraSource, Inc. (the “Company”), a Nevada corporation.  The Proxy will be used at the Annual Meeting of Stockholders to be held on Monday, August 2, 2012 at 2:00 p.m., local time, or at any postponement or adjournment(s) thereof (the “Annual Meeting”). The Annual Meeting will be held at the Courtyard Phoenix Chandler/Fashion Center 1100 S Price Rd, Chandler, AZ 85286.  The telephone number at that location is (480) 855-8600.

The Company’s principal executive offices are located at 1490 South Price Rd. #219, Chandler, Arizona 85286.  It is anticipated that the mailing to stockholders of this proxy statement and the enclosed proxy will commence on or about July 12, 2012.

We use several abbreviations in this proxy statement. We may refer to our company as “us,” “we,” “AuraSource” or the “company.” The term “meeting” generally refers to our 2012 Annual Meeting of Stockholders and references to our “Board” refer to our Board of Directors.

The enclosed annual report to stockholders is not to be regarded as proxy soliciting material. If you would like an additional copy of the enclosed annual report, please contact us at 1490 South Price Rd. #219, Chandler, Arizona 85286, Attn: Investor Relations, telephone: (480) 292-7179.

Record Date and Voting Securities

Our Board has fixed the close of business on July 12, 2012 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting. Only holders of record of our common stock on July 12, 2012 (the “Record Date”) are entitled to vote at the meeting. If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee. Each holder of record of our common stock at the close of business on the Record Date is entitled to one vote per share on each matter to be voted upon by our stockholders at the meeting. As of the Record Date there were 48,162,190 shares of common stock issued and outstanding.

Voting and Revocability of Proxies

Our Board is soliciting the accompanying proxy for use at the meeting. Stockholders of record as of the Record Date can vote their proxy via one of three ways. It is not necessary to mail your proxy card if you are voting by internet or fax. If you have questions in regards to your proxy, or need assistance in voting, please contact our independent proxy tabulator, Issuer Direct Corp. at 919.481.4005, proxy@iproxydirect.com.

VOTE BY MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

VOTE BY FAX: Please mark, sign and date this proxy card promptly and fax to 202-521-3464.

VOTE BY INTERNET: www.iproxydirect.com

If you submit a proxy using one of the methods described above, your proxy may be revoked at any time prior to its use by: (1) delivering to our secretary a signed notice of revocation or a later dated proxy, (2) attending the meeting and voting in person, provided that if you hold your shares in street name, you may vote your shares in person at the meeting only if you obtain a proxy, executed in your favor, from the record holder, or (3) giving notice of revocation of the proxy at the meeting, provided that if you hold your shares in street name, you may vote your shares in person at the meeting only if you obtain a proxy, executed in your favor, from the record holder. Attendance at the meeting will not in itself constitute the revocation of a proxy. Prior to the meeting, any written notice of revocation should be sent to AuraSource, Inc., 1490 South Price Rd. #219, Chandler, Arizona 85286 Attention: Corporate Secretary. Any notice of revocation that is delivered at the meeting should be hand delivered to our corporate secretary before the vote is taken. A stockholder may be requested to present identification documents for the purpose of establishing such stockholder’s identity. The last valid vote you submit chronologically will supersede your prior vote(s).

Shares of our common stock, represented by properly executed proxies, will be voted in accordance with the instructions indicated on such proxies. If no specific instructions are given, the shares will be voted FOR the election of each of the nominees for director set forth herein and FOR ratification of the appointment of Goldman Kurland and Mohidin, LLP to serve as our independent registered public accounting firm for our year ending March 31, 2013. In addition, if other matters come before the meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. We are not aware of any other matters to be submitted to a vote of stockholders at the meeting.

One or more inspectors of election, duly appointed for that purpose, will count and tabulate the votes cast and report the results of the votes at the meeting to our management. Your vote at the meeting will not be disclosed except as needed to permit the inspector to tabulate and certify the votes, or as is required by law.

Quorum, Voting Requirements and Effect of Abstentions and Broker Non-Votes

At the meeting, the inspectors of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. The holders of 51% of the total number of outstanding shares of our common stock that are entitled to vote at the meeting (at least 24,562,717 shares) must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the meeting. Shares of our common stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

The nominees for director who receive a plurality of the votes cast by the holders of our common stock, in person or by proxy at the meeting, will be elected. Abstentions and broker ‘‘non- votes’’ are not counted for purposes of the election of directors. A “non-vote” occurs, with respect to a proposal, when a broker or nominee holding shares for a beneficial owner does not have discretionary voting power and has not received instructions from the beneficial owner. Approval of the proposal to ratify the appointment of Goldman Kurland and Mohidin, LLP to serve as our independent registered public accounting firm for the year ending March 31, 2013 requires that the votes cast in favor of the proposal must exceed the votes cast against the proposal. Abstentions and broker “non-votes” will not affect the outcome of the vote on those two proposals. A broker ‘‘non-vote’’ is not counted for purposes of approving a proposal. Stockholders have no dissenters’ or appraisal rights in connection with the proposals to be presented at the meeting.

Expense of Solicitation of Proxies

We will pay the cost of soliciting proxies for the meeting. In addition to solicitation by mail, our directors, officers and employees, without additional pay, may solicit proxies by telephone, telecopy, e-mail or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and we will reimburse them for their expenses in so doing.  We may also engage a proxy solicitation firm on terms and at costs reasonably acceptable to the Board.

PROPOSAL I

Election of Directors
___________

At the meeting, three directors are to be elected for a term ending at the 2013 annual meeting of our stockholders, or until each of their respective successors has been duly elected and qualified.

We intend that valid proxies received will be voted, unless contrary instructions are given, to elect the three nominees named in the following table to serve as directors. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number of or for substitute nominees designated by our Board, to the extent consistent with our certificate of incorporation and our bylaws.

Nominees

Our Board has nominated the following individuals to serve as directors until our 2013 annual meeting of stockholders or until their respective successors are elected. Each of the nominees has agreed to be named in this Proxy Statement and to serve if elected.

Name	Age	Position

Hongliang Philip Liu	49	Chief Executive Officer, President and Chairman of the Board

Lawrence Kohler	66	Secretary and a Director

Eric Stoppenhagen	38	Chief Financial Officer, Treasurer and a Director

Approval of Proposal 1

Our Board of Directors recommends a vote “FOR” all of the director-nominees identified above.

Information Concerning Directors

Set forth in the table below are the names, ages and positions of each person nominated by our Board for election as a director, each person whose term of office as a director will continue after the meeting and each of our current executive officers. None of our directors or executive officers has any family relationship to any other director or executive officer.

Name	Age	Position

Hongliang Philip Liu	49	Chief Executive Officer, President and Chairman of the Board

Lawrence Kohler	66	Secretary and a Director

Eric Stoppenhagen	38	Chief Financial Officer, Treasurer and a Director

Set forth below is a brief description of the business experience for at least the previous five years of our nominees for director, our incumbent directors and our other executive officers.

Directors Standing for Election

Hongliang Philip Liu was appointed Chief Executive Officer, President and Chairman of the Board in July 2008. Mr. Liu has served as a director of the Company since July 2008. Mr. Liu has 25 years of experience in international trade, business development, investment banking and financial services, as well as entrepreneurial ventures. He has worked both in China and in the United States and has led a number of entrepreneurial ventures, including two medical device distribution ventures, in China. Since founding the company in 2005, Mr. Liu has served as the managing director of Timeway International Ltd, a Hong Kong company. Through Mr. Liu, Timeway International Ltd. has provided investment banking advisory services to clients such as BOT Capital, Okay Airways, Rothschild China, Sunray Group, iKang Group and Arrail Dental. Mr. Liu is also a director of MyOEM Inc., a private corporation which he co-founded in 2000. From 1994 to 2001, Mr. Liu was the Asia Business Venture Partner of the Phoenix, Arizona based investment-banking firm, Yee, Desmond, Schroeder & Allan Inc. From 1988 to 1989, Mr. Liu worked as a project manager with China Kanghua Development Corp., one of the Chinese State Council direct controlled investment firms located in Beijing, China.. While at China Kanghua Development Corp., Mr. Liu served on the negotiation team with multinational investment banking firms in a major industrial joint venture project. From 1987 to 1988, Mr. Liu worked as a project manager in China Ningbo Import & Export Corp. From 1984 to 1986, Mr. Liu worked as a research fellow at the Economic Research Institute of Wuhan Iron & Steel Group under the Ministry of Metallurgical Industry of China. Mr. Liu was born and raised in China. He graduated from Hubei Business School in 1984, after he visited the United States as an exchange student. Mr. Liu attended North Carolina State University and Campbell University (North Carolina) between 1990 and 1993. Mr. Liu obtained a MBA in corporate finance from Campbell University. Mr. Liu is a resident of Phoenix, Arizona and is a U.S. Citizen.

Lawrence Kohler was appointed Secretary in July 2008. He has served as a director of the Company since July 2008. Mr. Kohler has served as the managing director of Global Capital Management, LLC, which provides investment planning, since 1998. Mr. Kohler held vice president positions with E.F. Hutton, Kidder Peabody and Smith Barney. Mr. Kohler founded Capital West Investment Group, a NASD member broker dealer. Mr. Kohler received a business degree from Mercyhurst College in 1979.

Eric Stoppenhagen was appointed Chief Financial Officer and Treasurer in July 2008. He has served as a director of the Company since July 2008. Mr. Stoppenhagen through his consulting company, Venor, Inc., provides financial and management services to small to medium-sized companies that either are public or desire to become public. He provides CFO services to these companies, which includes as transaction advice, preparation of security filings and advice regarding compliance with corporate governance requirements. Mr. Stoppenhagen has more than ten years of financial experience having served in an executive capacity for several public and private companies, including as Vice President of Finance and subsequently Interim President of Trestle Holdings, Inc. from 2003 to 2009; Interim President of WoozyFly Inc. from 2009 to 2010; Interim President of Trist Holdings, Inc. from 2007 to 2010; CFO and Director of AuraSource, Inc. from 2008 to 2010; President of Catalyst Lighting Group, Inc. in 2010; and, CFO of Jardinier Corp. from 2007 to 2008. Mr. Stoppenhagen is a Certified Public Accountant and holds a Juris Doctorate and Masters of Business Administration both from George Washington University. Additionally, he holds a Bachelor of Science in Finance and a Bachelor of Science in Accounting both from Indiana University.

All directors hold office until the next annual meeting of the stockholders of the Company and until their successors have been duly elected and qualified. The Company’s Bylaws provide that the Board of Directors will consist of no less than three members. Officers are elected by and serve at the discretion of the Board of Directors.

CORPORATE GOVERNANCE

Board Meetings

During the year ended March 31, 2012, our Board met four times. Each director attended all of the meetings of our Board.  While directors generally attend annual stockholder meetings, we have not established a specific policy with respect to members of our Board attending annual stockholder meetings.

Information about Committees of our Board of Directors

Audit Committee

Although we are not a “listed company” under SEC rules and are therefore not required to have an audit committee comprised of independent directors, we have formed an Audit Committee that is currently comprised of two members: Lawrence Kohler and Hongliang Philip Liu, with Mr. Kohler serving as Chairman of the committee.

The Audit Committee pre-approves the performance of audit and non-audit services by the Company’s accountants and reviews the Company’s internal control systems, financial reporting procedures, the general scope of the Company’s annual audit, the fees charged by the independent accountants, and the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company. With respect to the foregoing, the Audit Committee makes recommendations to the full Board and performs such further functions as may be required or delegated to the Committee by the Board. The Board has adopted a written charter for the Audit Committee. A copy of the Company’s Audit Committee Charter is attached as Appendix A or one may be obtained free of charge by contacting the Company at the address or telephone number listed on the cover page hereof.

Report of Audit Committee

The Audit Committee of our Board has furnished the following report:

On August 4, 2008, our Audit Committee was formed with its current members.  Our Audit Committee operates under a written charter that was approved by our Board effective August 4, 2008.  For the fiscal year ended March 31, 2012, our Audit Committee has performed, or has confirmed that our Board has performed, the duties of our Audit Committee, which is responsible for providing objective oversight of our internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for fiscal year ended March 31, 2012, our Audit Committee:

●	Reviewed and discussed the audited financial statements for the year ended March 31, 2012 with management and Goldman Kurland and Mohidin, LLP, or the Auditors, our independent auditors; and

●
Received written disclosures and the letter from the Auditors regarding their independence as required by Independence Standards Board Standard No. 1.  Our Audit Committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for fiscal year ended March 31, 2012, our Audit Committee discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

Based on our Audit Committee’s review of our audited financial statements and discussions with management and the Auditors, our Board approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended March 31, 2012, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Lawrence Kohler Hongliang Philip Liu

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

Nominations

The functions customarily delegated to the nominating committee are performed by our full Board.  Our full Board reviews those directors who are candidates for re-election to our Board, and makes the determination to nominate a candidate who is a current member of our Board for re-election for the next term.  Our Board’s methods for identifying candidates for election to our Board (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources - members of our Board; our executives; individuals personally known to the members of our Board; and other research.  We may also from time-to-time retain one or more third-party search firms to identify suitable candidates.  Our Board also nominates outside candidates for inclusion on our Board.

Among other matters, our full Board:

(1)
Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current members of our Board and the specific needs of our Company and our Board;

(2)
Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

(3)	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of our Board; and

(4)	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Based on the foregoing, our Board recommends for nomination and our Board nominated, Messrs. Liu, Kohler and Stoppenhagen for re-election as directors on our Board, subject to stockholder approval, for a one-year term ending on or around the date of the 2013 annual meeting of stockholders.

Compensation

The functions customarily delegated to the compensation committee are performed by our full Board.  The policies underlying our Board’s compensation decisions are designed to attract and retain the best-qualified management personnel available.  We routinely compensate our executive officers through salaries or consulting fees.  At our discretion, we may, as we have in other years, reward executive officers and employees through bonus programs based on profitability and other objectively measurable performance factors.  Additionally, we use stock options to compensate our executives and other key employees to align the interests of our executive officers with the interests of our stockholders.  In establishing executive compensation, our Board evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts our overall performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals.  Our Board further attempts to rationalize a particular executive’s compensation with that of other executive officers of our company in an effort to distribute compensation fairly among the executive officers.  Although the components of executive compensation (salary, bonus and option grants) are reviewed separately, compensation decisions are made based on a review of total compensation.

Director Independence

Our Board currently consists of three members: Hongliang Philip Liu, Eric Stoppenhagen, and Lawrence Kohler.

We are not a “listed company” under SEC rules and are therefore not required to have separate committees comprised of independent directors. We have, however, determined that Mr. Kohler is “independent” as that term is defined in Section 5605 of the NASDAQ Listing Rules as required by the NASDAQ Stock Market.

Board Structure and Experience

Our Chief Executive Officer serves as the Chairman of the Board. We believe that this leadership structure is appropriate due to the nature of our business. Mr. Liu’s experience in leadership positions throughout our company during his tenure, as well as his role in developing and executing the strategic plan, is critical to our future results. Mr. Liu was able to utilize his in-depth knowledge and perspective gained in running our company to effectively and efficiently guide the Board by recommending Board agendas, leading Board discussions on critical issues and creating a vital link among the Board, management and stockholders. Our Board believes this structure serves our stockholders by ensuring the development and implementation of our company’s strategies.

Our board of directors has diverse and extensive knowledge and expertise in a broad range of industries that is of particular importance to us. This knowledge and experience includes operating, acquiring, financing development stage companies. In addition, our board of directors has extensive and broad legal, auditing and accounting experience. Our board of directors has numerous years of hands-on and executive experience drawn from a wide range of disciplines. Our current directors were nominated to the board of directors on the basis of the unique skills each brings to the board. We will select additional directors based upon the experience and unique skills they bring as well how these collectively enhance our board of directors. On an individual basis:

Mr. Liu has 24 years of experience in international trade, business development, investment banking and financial services, as well as entrepreneurial ventures. He has worked both in China and in the United States and has led a number of entrepreneurial ventures, including two medical device distribution ventures, in China. Mr. Kohler has experience 40 years of experience with investment planning and business development. Mr. Stoppenhagen, has over 10 years of experience in managing publicly traded companies and brings insight into all aspects of our business due to both his current role with the company. His comprehensive experience and extensive knowledge and understanding of the healthcare and specifically digital pathology has been instrumental in the creation, development and launching of our company, as well as our current strategy.

Risk Oversight

Our primary risk consists of managing our operations within the environment of a development stage company having no revenues. In general, our Board, as a whole, oversees our risk management activities. Our Board annually reviews management’s long-term strategic plan and the annual budget that results from that strategic planning process.

Executive Compensation

The following table and related footnotes show the compensation paid during the fiscal years ended March 31, 2012 and 2011 and to the Company's executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)		Total ($)

Philip Liu	2012	$160,000	$26,666	$-	$224,493	(2)	$9,000	(1)	$420,159
Chief Executive Officer	2011	$240,000	$40,000	$-	$18,462	(2)	$13,500	(1)	$311,962

Eric Stoppenhagen	2012	$-	$-	$-	$224,493	(2)	$30,516	(3)	$255,009
Chief Financial Officer	2011	$-	$-	$-	$18,462	(2)	$104,909	(3)	$123,371
__________________________
(1)	Mr. Liu received $1,000 in 2012 and $1,500 in 2011 as a director for attending Board meetings and $11,000 in 2012 and $12,000 in 2011 for car and office allowances.
(2)
On April 1, 2010, Mr. Liu and Mr. Stoppenhagen were granted 20,000 options at an exercise price of $1.00 for serving on the Board. On April 1, 2011, Mr. Liu and Mr. Stoppenhagen were granted 20,000 options at an exercise price of $0.75 for serving on the Board. On February 15, 2012, Mr. Liu and Mr. Stoppenhagen were granted 950,000 options with an exercise price of $0.28. The options will vest upon the company earning $5 million in revenues. The options will expire in 5 years.

(3)
This represents amounts paid to Venor, Inc. for Eric Stoppenhagen to provide financial consulting services at a rate of $175 per hour. Additionally, Mr. Stoppenhagen received $1,000 in 2012 and $1,500 in 2011 for attending Board meetings.

Narrative Disclosure to Summary Compensation Table

Effective August 1, 2009, we entered into the Employment Agreement with Philip Liu, the Company’s CEO. Under the Employment Agreement, Mr. Liu will receive a base salary of $240,000 per year and a guaranteed bonus of $40,000 per year. Mr. Liu will be eligible for an incentive bonus based on his performance. Additionally, Mr. Liu will receive a car allowance of $500 per month and an office allowance of $500 per month. The term of the contract is from August 1, 2009 to March 31, 2014. If the contract is terminated without cause, Mr. Liu shall be paid through March 31, 2014. For the years ended March 31, 2012 and 2011, Mr. Liu received $195,666 and $293,500, respectively. For 2012, the $194,666 consisted of $160,000 for salary, $26,666 for bonuses, and $8,000 for car and office allowances. Mr. Liu agreed to accrue his salary from December 2011 through May 2012. For 2011, the $292,000 consisted of $240,000 for salary, $40,000 for bonuses, and $12,000 for car and office allowances. Mr. Liu received $1,000 in 2012 and $1,500 in 2011 as a director for attending Board meetings. We recorded a stock compensation expense of zero in 2012 and 2011.

We pay Mr. Stoppenhagen $175 per hour to provide financial consulting services. For the years ended March 31, 2012 and 2011, Mr. Stoppenhagen received $30,516 and $104,909, respectively. Mr. Stoppenhagen agreed to accrue his fees from December 2011 through May 2012. Additionally, we recorded a stock compensation expense of zero in 2012 and 2011.

In our fiscal year ending March 31, 2012, the Company did not retain outside consultants to provide advice in relation to executive compensation.

Outstanding Equity Awards at Fiscal Year-End March 31, 2012

The following table provides information with respect to stock option and restricted stock awards held by each of our executive officers as of March 31, 2012.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
		Exercisable(#)(1)	Unexercisable(#)(2)

Philip Liu	1/1/2009	20,000	0	$3.50	12/31/2019
Eric Stoppenhagen	1/1/2009	20,000	0	$3.50	12/31/2019
Philip Liu	4/1/2010	20,000	0	$1.00	3/31/2020
Eric Stoppenhagen	4/1/2010	20,000	0	$1.00	3/31/2020
Philip Liu	4/1/2011	20,000	0	$0.75	3/31/2021
Eric Stoppenhagen	4/1/2011	20,000	0	$0.75	3/31/2021
Philip Liu	2/15/2012	0	950,000	$0.28	2/15/2017
Eric Stoppenhagen	2/15/2012	0	950,000	$0.28	2/15/2017
_________________________
(1) Mr. Liu and Mr. Stoppenhagen were granted 20,000 options at the beginning of each fiscal year with an exercise price equal to the market price on that date for serving on the Board.
(2) Mr. Liu and Mr. Stoppenhagen were granted 950,000 options with an exercise price of $0.28. The options will vest upon the Company earning $5 million in revenues. The options will expire in 5 years.

Options Exercised and Year-End Option Values

The following table sets forth certain information regarding the value of unexercised options held by the named executive officer and directors as of March 31, 2012.

Name	Number of Securities Underlying Options and Warrants Granted	Percent of Total Options and Warrants Granted in Fiscal Year	Exercise or Base Price($/Share)
Philip Liu	20,000	100%	$3.50
Eric Stoppenhagen	20,000	100%	$3.50
Larry Kohler	20,000	100%	$3.50
Philip Liu	20,000	100%	$1.00
Eric Stoppenhagen	20,000	100%	$1.00
Larry Kohler	20,000	100%	$1.00
Philip Liu	20,000	100%	$0.75
Eric Stoppenhagen	20,000	100%	$0.75
Larry Kohler	20,000	100%	$0.75
Philip Liu	950,000	0%	$0.28
Eric Stoppenhagen	950,000	0%	$0.28
Larry Kohler	950,000	0%	$0.28

Aggregated Option and Warrant Exercises in the Last Fiscal Year and Fiscal Year-End Option and Warrant Values

The following table and related footnotes set forth option exercises in 2012 and year-end option values for the Company's Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options and Warrants at 3/31/2012	Value of Unexercised In-the-Money Options and Warrants at 3/31/2012
Philip Liu	0	N/A	1,010,000	0
Eric Stoppenhagen	0	N/A	1,010,000	0
Larry Kohler	0	N/A	1,010,000	0

Compensation of Directors

The following table details the total compensation paid to the company’s non-employee directors in our fiscal year ending March 31, 2012:

Director Compensation
Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Larry Kohler	$1,000	$228,000	$24,000(1)	$25,000

(1)	The Company entered into a standard consulting arrangement with Mr. Kohler to provide consulting services for $3,000 per month.

Our Board approved a compensation plan for the Board. Under such plan, current members of the Company’s Board (including our employee directors) earn $500 for every meeting attended in person and $250 for every meeting attended telephonically. Additionally, the Company will grant each director 20,000 stock options on the first business day of each calendar year, at the closing market price on the day of grant. At the end of each fiscal quarter, 5,000 of the 20,000 stock options granted will vest. The Company will issue new members of the Board 100,000 shares of the Company’s common stock on the date of appointment.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Company’s Code of Ethics may be obtained free of charge by contacting the Company at the address or telephone number listed on the cover page hereof.

Certain Relationships and Related Transactions

Other than the employment arrangements described in “Executive Compensation,” since April 1, 2010, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

●	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

●
in which any director, executive officer, stockholder who beneficially owns more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Our Audit Committee is responsible for review and, as it determines appropriate, approval or ratification of “related-party transactions” between our company and related persons or entities, other than executive compensation decisions which are addressed by our Board. We have adopted policies and procedures that apply to any transaction or series of transactions in which our company or a subsidiary is a participant, the amount involved exceeds $10,000, and a related person or entity has a direct or indirect material interest. Our Audit Committee has determined that, barring additional facts or circumstances, a related person or entity does not have a direct or indirect material interest in any of the following categories of transactions:

●
any transaction with another company for which a related person’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% of that company’s shares, if the amount involved does not exceed $10,000;

●
any charitable contribution, grant, or endowment by the company to a charitable organization, foundation, or university for which a related person’s only relationship is as an employee (other than an executive officer) or a director, if the amount involved does not exceed $10,000;

●	compensation to directors, for service as directors, determined by our Board;
●	transactions in which all securities holders receive proportional benefits; or
●	banking-related services involving a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar service.

Transactions involving related persons or entities that are not included in one of the above categories are reviewed by our Audit Committee. Our Audit Committee determines whether the related person or entity has a material interest in a transaction and may approve, not approve or take other action with respect to the transaction in its discretion.

Compliance with Section 16(A) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file.  Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended March 31, 2012, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements other than: One of our greater-than-ten percent stockholders had not timely complied with all Section 16(a) filing requirements.  This stockholder has not had any transactions during the year ended March 31, 2012.

Submission of Security Holder Recommendations for Director Candidates

All security holder recommendations for director candidates must be submitted in writing to the Secretary of our company, Laurence Kohler, at 1490 South Price Road, Suite 219, Chandler, AZ 85286, who will forward all recommendations to the Board. All security holder recommendations for director candidates must be submitted to our company not less than 120 calendar days prior to the date on which the company’s Proxy Statement was released to stockholders in connection with the previous year’s annual meeting of stockholders.  In addition, if a stockholder proposal is introduced at the 2013 annual meeting of stockholders without any discussion of the proposal in our proxy statement, and the stockholder does not notify us on or before 45 days before the date the proxy is mailed or sent, as required by SEC Rule 14a-4(c)(1), of the intent to raise such proposal at the annual meeting of stockholders, then proxies received by us for that annual meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.  All security holder recommendations for director candidates must include (1) the name and address of record of the security holder, (2) a representation that the security holder is a record holder of our security, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b), (2) of the Securities Exchange Act of 1934, (3) the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate, (4) a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for directors approved by our Board from time to time, (5) a description of all arrangements or understandings between the security holder and the proposed director candidate, (6) the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the applicable proxy statement, and to serve as a director if elected, and (7) any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

PROPOSAL II
_____________

Ratification of Appointment of Independent Registered Public Accounting Firm

At the meeting we will ask our stockholders to ratify the appointment of Goldman Kurland and Mohidin, LLP (“GKM”) as our independent registered public accounting firm to audit our consolidated financial statements as of and for the year ending March 31, 2013. A representative of GKM may be present at the meeting, and will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Stockholder ratification of the selection of GKM as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, our Board is submitting the selection of GKM to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain GKM as our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Approval of the proposal to ratify the appointment of GKM to serve as our independent registered public accounting firm for the year ending March 31, 2013 requires that the votes cast in favor of the proposal at the meeting must exceed the votes cast against the proposal.

Approval of Proposal 2

The Board recommends a vote “FOR” the proposal to ratify the appointment of GKM as our independent registered public accounting firm for the year ending March 31, 2013.

Fees of Independent Registered Public Accounting Firm

We have set forth below the aggregate fees billed for professional services rendered to us by GKM for the years ended March 31, 2012 and 2011. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	Year ended March 31, 2012	Year ended March 31, 2011
Audit Fees (1) (audit of our annual financial statements, reviews of our quarterly financial statements, reviews of our SEC filings and correspondence with the SEC)	$28,500	$28,500
Audit Related Fees	-	-
Tax Fees (2) (domestic and international tax compliance)	$1,100	$1,100
All Other Fees	-	-
___________

(1)
Audit Fees: Fees billed by GKM for professional services rendered for the audit and reviews of our financial statements filed with the SEC on Forms 10-K and 10-Q and reviews of our correspondence with the Securities and Exchange Commission.

(2)	Tax Fees: Fees billed by GKM for tax compliance, tax advice, and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

The Board’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Board may also pre-approve particular services on a case-by-case basis. No services were approved by the Board of Directors in accordance with Item 2-01(c)(7)(i)(C) of Regulation S-X.

The Board has determined that the rendering of the services other than audit services by GKM is compatible with maintaining the principal accountant’s independence.

1. Audit services include audit work performed in the preparation of consolidated financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are reasonably related to the audit or review of our consolidated financial statements.

3. Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the consolidated financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with products or services not captured in the other categories.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth certain information regarding beneficial ownership of our common stock as of July 12, 2012 by (i) each person who “beneficially” owns more than 5% of all outstanding shares of our common stock, (ii) each director and the executive officers identified above, and (iii) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options and warrants from the Company that are currently exercisable or exercisable within 60 days of June 29, 2012 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 48,162,190 shares of our common stock outstanding on July 12, 2012. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more shareholders named below is c/o 1490 South Price Road, Suite 219, Chandler, AZ 85286.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership of Common Stock (1)

Hong Kong Minerals, Ltd	16,000,000	30.95%
Mongolia Natural Resource Investment Group	9,625,000	18.62%
Wang Yajun	2,000,000	3.87%
MongSource USA LLC	1,926,850	3.73%
		0.00%
Philip Liu (2)	3,961,275	7.66%
Lawrence Kohler(2)	1,210,000	2.34%
Eric Stoppenhagen(2)	1,318,333	2.55%
All officers and directors
as a group (three persons)	6,489,608	12.55%
	36,041,458	69.72%

-1
The percent of common stock owned is calculated using the sum of (A) the number of shares of common stock owned and (B) the number of warrants and options of the Beneficial Owner that are exercisable within 60 days, as the numerator, and the sum of (Y) the total number of shares of common stock outstanding (48,662,190) and the number of warrants and options of the Beneficial Owner that are exercisable within 60 days, as the denominator.

-2
Officer and director of the Company. Each director was granted 60,000 options which are exercisable within 60 days.  Additionally,  each director was granted 950,000 options will vest upon the company earning $5 million in revenues which may vest if such event occurs.

ADDITIONAL INFORMATION

Annual Report

Our Annual Report on Form 10-K for the year ended March 31, 2012 is enclosed herewith. Additional copies of such report are available, without charge, upon request. For additional copies please write to 1490 South Price Road, Suite 219, Chandler, AZ 85286, Attn: Investor Relations, telephone: (480) 292-7179.

Additional Materials

A copy of this proxy statement has been filed with the SEC. You may read and copy this proxy statement at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this proxy statement by mail from the Public Reference Section of the SEC at prescribed rates. To obtain information on the operation of the Public Reference Room, you can call the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including the company, that file electronically with the SEC. The address of the SEC’s Internet website is www.sec.gov.

Delivery of Documents to Stockholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and our 2012 annual report to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and our 2011 annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of this proxy statement and annual report, now or in the future, should submit this request by writing to AuraSource, Inc., 1490 South Price Road, Suite 219, Chandler, AZ 85286, Attn: Investor Relations. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Electronic Access to Proxy Statement and Annual Report

This proxy statement and our 2012 annual report may be viewed online at www.aurasourceinc.com under the Investors Relations tab, SEC Filings. If you are a stockholder of record, you can elect to access future annual reports and proxy statements electronically by marking the appropriate box on your proxy form or by following the instructions provided if you vote by Internet or by telephone. If you choose this option, you will receive a proxy form listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your common stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

Stockholder Proposals for Action at Our Next Annual Meeting

Any stockholder who wishes to present any proposal for stockholder action at the 2013 annual meeting of stockholders must send the proposal to our Secretary. The proposal must be received by our Secretary, at our offices, no later than February 10, 2013 in order to be included in our proxy statement. Such proposals should be addressed to the Corporate Secretary, AuraSource, Inc., 1490 South Price Road, Suite 219, Chandler, AZ 85286. If a stockholder proposal is introduced at the 2013 annual meeting of stockholders without any discussion of the proposal in our proxy statement, and the stockholder does not notify us on or before May 26, 2013, of the intent to raise such proposal at the annual meeting of stockholders, then proxies received by us for that annual meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

Other Matters

As of the date of this statement, our Board does not intend to present and has not been informed that any other person intends to present a matter for action at the meeting other than as set forth herein and in the Notice of Meeting. If any other matter properly comes before the meeting, the holders of proxies will vote the shares represented by them in accordance with their best judgment.

* * *

By Order of the Directors

Dated: July 12, 2012	By:	/s/ Lawrence Kohler
Lawrence Kohler, Secretary

Appendix A

AuraSource, Inc.
Charter
of the
Audit Committee of the Board of Directors

The Board of Directors (the “Board”) of AuraSource, Inc. (the “Company”), hereby confirms the role of the Audit Committee (the “Committee”) to advise the Board with respect to fulfilling its oversight responsibilities relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company.

I.PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company by:

1.	reviewing the financial reports and other financial and related information provided by the Company to the Securities and Exchange Commission or the public;
2.	reviewing the Company’s system of internal controls regarding finance, accounting, legal compliance and code of business conduct that management and the Board have established;
3.	reviewing the Company’s auditing, accounting and financial reporting processes;
4.	reviewing and appraising with management the audit efforts of the Company’s independent accountants; and
5.	providing an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of the Charter.

II.	COMPOSITION

The Audit Committee shall be comprised of two or more directors as determined by the Board, one of whom shall be selected by the Board as Chairman.

III.	MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the internal auditing department and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Document/Reports Review

1.	Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter.

2.
Review with management and independent accountants the Company’s annual financial statements included in the Form 10-KSB prior to its filing and prior to the release of earnings, including major issues regarding accounting and auditing principles and practices as well as the adequacy of the Company’s internal controls that could significantly affect the Company’s financial statements. Discuss with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61, as amended.

3.
Review with management and the independent accountants the Company’s quarterly financial statements included in the Form 10-QSB prior to its filing and prior to the release of earnings. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4.
Review with the independent accountants the recommendations included in their management letter, if any, and their observations regarding the Company’s financial and accounting procedures. On the basis of this review make recommendations to the Board for any changes that seem appropriate. Review any changes required in the planned scope of the audit and the internal auditing department’s responsibilities, budget and staffing.

Independent Accountants

5.
Review the performance of the independent accountants and make all determinations regarding the appointment or termination of the independent accountants. The Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. The independent accountants are ultimately accountable and shall report directly to the Committee for such accountant’s review of the financial statements and internal controls for the Company. The fees to be paid to the independent accountants for auditing and non-auditing activities shall be reviewed and approved by the Committee. On an annual basis, the Committee shall review and discuss with the accountants all significant relationships that the accountants have with the Company to determine the accountants’ independence.

6.	Oversee independence of the accountants by:

●	receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard 1;
●
reviewing, and discussing, with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

●	take necessary action to satisfy itself of the accountants’ independence.

7.	Pre-approve all auditing and non-auditing services to be provided by the accountants to the Company. Non-auditing services need not be pre-approved if:

●	amounts for all non-audit services aggregate less than five percent of the amounts paid for audit services during the fiscal year; and
●	the non-audit services were not believed to be non-audit services at the time of engaging the services; and
●	such non-audit services are brought to the attention of the Committee and approved by the Committee prior to completion of the audit for the fiscal year; and

Financial Reporting Process

8.	In consultation with management and the independent accountants review the integrity of the Company’s financial reporting processes, both internal and external.

9.
Establish regular systems of reporting to the Audit Committee by management and the independent accountants regarding any significant financial reporting issues and judgments made in connection with management’s preparation of the financial statements and any significant difficulties encountered by the independent accountants during the course of its review or audit, including any restrictions on the scope of work or access to required information.

10.	Review and resolve any disagreement among management and the independent accountants in connection with the preparation of the financial statements.

11.
Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

12.	Meet with the independent accountants prior to the annual audit to review the planning and staffing of the audit.

13.	Meet periodically with management to review the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures.

Legal Compliance/General

14.
Review, at least on an annual basis, with the Company’s counsel any legal matter that could have a significant impact on the Company’s financial statements, the Company’s compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

15.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including means for confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

17.
Review the appointment and replacement of internal auditing personnel, review reports to management prepared by the internal auditing department and management’ s responses, and review cooperation of the internal auditing department with the independent auditors.

18.	Retain independent counsel and other advisers the Committee deems necessary to carry out its duties.

19.	Report through its Chairperson to the Board following meetings of the Audit Committee.

20.	Maintain minutes or other records of meeting and activities of the Audit Committee.

Following receipt of any reports of the Committee based upon reviews undertaken pursuant to the provisions hereof and recommendations in connection therewith, the Board may accept, reject or modify such reports or recommendations. Nothing herein contained shall prevent the Board from taking action with respect to the matters described herein without such matters having first been considered by the Committee.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

AURASOURCE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – August 2, 2012 AT 2:00 PM
CONTROL ID:
REQUEST ID:
:

The undersigned stockholder of AURASOURCE, INC. hereby appoints Hongliang Philip Liu and Eric Stoppenhagen, and each of them, proxies with full power of substitution to act for and on behalf of the undersigned and to vote all stock outstanding in the name of the undersigned as of the close of business on July 12, 2012, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders (“Meeting”) to be held Monday, August 2, 2012, at Courtyard Phoenix Chandler/Fashion Center 1100 S Price Rd, Chandler, AZ 85286 commencing at 2:00 p.m. (local time), and at any and all adjournments or postponements thereof, upon all matters properly coming before the Meeting.

(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with our Board of Directors' recommendations. The proxies named above cannot vote your shares unless you sign and return this card.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ARAO
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF AURASOURCE, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	Election of the following persons to serve as directors of the company, to serve for one year or until their successors are duly elected and qualified:	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
			☐	☐

(1)	Hongliang Philip Liu				☐	CONTROL ID:
(2)	Eric Stoppenhagen				☐	REQUEST ID:
(3)	Larry Kohler				☐	:
☐
	(To withhold authority to vote FOR any individual nominee, strike a line through the nominee’s name in the list above, in which case your shares will be voted for all remaining nominees.)				☐
☐
Proposal 2	Ratification of appointment of Goldman Kurland and Mohidin, LLP as the company’s independent registered public accounting firm.	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 4		à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
Our Board of Directors recommends a vote “For” all three nominees listed in Item 1 and a vote "For" Item 2:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no designation (i.e. “For,” “Withheld,” “Against” or “Abstain”) is made, the proxies named on the reverse side hereof intend to vote the shares to which this proxy relates “For” each of the director nominees identified above and “For” Item 2. The proxies will vote in their discretion on any other matters properly coming before the Annual Meeting of Stockholders. The signer hereby revokes all proxies heretofore given by the signer to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2012

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)